DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on Dreyfus Strategic Governments Income, Inc. for the 12-month reporting period ended November 30, 1997. Your Fund produced a total return, including bond price changes and interest income, of 9.65%.* During the reporting period the Fund produced income dividends of approximately $0.823 per share. This is equivalent to a distribution rate per share of 8.60%.**
The Economy
    Almost everything went right for the U.S. economy over the reporting period. At the same time, not everything went right for Europe (e.g. Germany has the highest unemployment rate since post World War II). The U.S. economy, in its seventh year of expansion, showed no sign of an upsurge in inflation resulting from tightening labor markets. With the unemployment rate at a quarter century low, investors had been concerned that wage gains might result in higher levels of inflation and cause the Federal Reserve Board (the "Fed") to again raise interest rates. Given the longevity of our economic recovery, the Fed's monetary policymakers apparently were hoping that a cyclical easing in the economic growth rate would help dampen any incipient inflationary pressure. Recent turmoil in the financial markets of Asia and Latin America has raised prospects for a slowdown in U.S. exports as those nations shore up their financial systems. If this were to occur, the diminished demand for U.S. goods overseas could be a drag on domestic economic growth. What seems all but certain to us is that the Fed is reluctant to further unsettle world financial markets by raising interest rates over the near term.
    Indicators of future economic conditions showed high levels of consumer optimism and pointed toward continued growth. Consumers' spirits have been lifted by a low unemployment rate (4.7% at the end of the reporting period), and core inflation, which excludes food and energy price changes, at the 2% level. The Conference Board, a business-sponsored research group, recently reported that its Consumer Confidence Index hit a new high for this economic expansion. Since consumers account for two thirds of all economic activity, their confidence in the economy generally is considered an important indicator of future conditions. Another important index of future economic conditions, the Index of Leading Economic Indicators (also a Conference Board index), implied continued growth. Government reports of personal income and consumer spending showed healthy rates of increase as well.
    The production side of the economy continued its robust advance.
Industrial output rose consistently, and while the factory utilization rate
(a potential harbinger of production bottlenecks and price pressures) also increased, there was little evidence of producer-generated inflation.
Additional good news regarding inflation came from the report that the productivity of U.S. workers rose at its fastest pace in five years during the third quarter of 1997. This increase in worker efficiency helped push down unit labor costs and eased concerns that labor costs, despite the tight labor market, would lead to higher inflation.
    The interplay between worker productivity and worker wage increases does much in determining the future course of inflation. We continue to monitor that closely, along with developments in the international financial arena.
The recent international turbulence underscored the close economic relationships that exist among all countries.
Market Environment
    The most underallocated sector in the fixed income market is the Treasury market. Domestic bond participants have favored spread products over Treasuries. Our belief is that spreads are going to widen and people will shift their credit risk exposure back to Treasuries. We have mentioned other positive technicals that continue to remain in place. These include a lower budget deficit, reduced supply, a strong dollar, and higher yields than most other developed countries. The following is an example of the 10-year global yield levels present at the end of the reporting period: U.S. 5.88%; Italy 5.947%; Germany 5.454%; and Japan 2.03%. The Asian crisis should not be underestimated, and in our opinion has not been fully priced into the bond market. Asia represents approximately 30% of the world's Gross Domestic Product ("GDP"). Some Asian currencies have lost more than 50% of their pre-crisis value versus the dollar, and their economies have been severely hampered. Since the Asian countries will likely need to export their goods rapidly, this should mean extreme price pressure. In turn these countries will not be able to import as much, and asset prices will come under pressure. We believe the maximum price pressure will be felt somewhere in the first quarter of 1998.
    Given the above, we believe that the market will gradually realize that the Fed will not want to tighten interest rates in a declining asset price environment. We believe that the market will reverse its opinion and start to price in an ease. We believe that whether the Fed acts or not, the market will overreact and price it in.
    We need to mention the impact on Europe here, too; the Fund maintains a core exposure to non-dollar European countries. Europe, as we mentioned earlier, is not in the same position as the U.S. The impact felt from Asia will only be harder in countries that are already heavily dependent on export growth to keep their own economies afloat. The European Monetary Union
("EMU"), while still moving along, may find itself in a precarious situation. The first tier EMU countries might feel the pinch from asset price declines and greatly increased competitiveness. The second tier EMU countries might find the consequences of entering the EMU on time too painful, given the fiscal restraint needed to enter. All of this bodes well for the dollar, and we continue to remain bullish on long-term dollar strength. Near term the dollar might weaken as countries like Japan put forth a more credible fiscal package.
Portfolio Overview
    Currently the Fund's positioning reflects two of our major themes: the dollar will get stronger versus most other major currencies, and interest rates in the U.S. are poised to decline. We have positioned the Fund accordingly, extending duration to the longer end of the Fund's maturity and maintaining our currency hedges back to dollars. We have also, as in the past, engaged in options that reflect our views on interest rates. Currently, we have an options strategy in place consistent with our view that interest rates are likely to move lower.
    For most of the year our strategy assumed a flattening Treasury yield curve. We have changed that bias in favor of overweighting the Treasury four- to five-year maturity area, which we think should perform best when the market begins to price in the full impact of Asia. We have achieved this exposure by using five-year Treasury futures, which should also act as a hedge against the Fund's mortgage exposure. It is our belief that mortgage market participants have not fully protected themselves from refinancing in response to lower rates. If rates do go lower, a larger percentage of the overall mortgage market becomes prepayable. We believe that the five-year sector should rally if refinancing fears heighten.
    Our emerging-markets position and outlook have changed. We effectively took advantage of the sell-off in countries like Brazil and Mexico (due to fears that Asian economies needed to repatriate capital and would sell their holdings) by increasing our exposure. This worked out well for the Fund, as the emerging markets staged a dramatic comeback. However, the volatility in this sector will remain high, and we will monitor it closely. Currently, we anticipate that the Fund's exposure to emerging markets generally will not exceed 15% of the Fund's total assets. Of course, market conditions could warrant a change. The countries where we see value in Central and South
America are Mexico, Brazil, and to a lesser extent, Venezuela. Each has particular events to watch: Venezuela could come under pressure from any decline in oil prices while Brazil could benefit.
    Other opportunities may be building in Asia itself. Countries like South Korea, which have come under severe pressure, are trading at levels wider than all of South America. We would argue that South Korea, after refinancing its debt structure to longer maturities, should be a very attractive investment. We continue to monitor this potential opportunity.

    Our non-dollar position is approximately 35% at the end of the reporting period, and should remain there for the foreseeable future. We believe that the dollar should remain strong and that the opportunity for your Fund continues to warrant this exposure. We have made no significant changes in country exposure in non-dollar terms. Of course, we will continue to monitor the situation and make adjustments to your Fund's portfolio as we deem appropriate.
    We appreciate your investment in Dreyfus Strategic Governments Income, Inc. We want to assure you that we will continue to strive to provide you an attractive investment vehicle.
                              Sincerely,

                            Gerald E. Thunelius (Signature Logo)
                              Gerald E. Thunelius
                              Portfolio Manager
December 5, 1997
New York, N.Y.
* Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
SELECTED INFORMATION                                                                    NOVEMBER 30, 1997 (UNAUDITED)
Market Price per share November 30, 1997............................                        $9 9\16
Shares Outstanding November 30, 1997................................                    14,640,617
New York Stock Exchange Ticker Symbol...............................                           DSI
MARKET PRICE (NEW YORK STOCK EXCHANGE)
                                                        Fiscal Year Ended November 30,1997
                       _______________________________________________________________________________________________
                            Quarter                    Quarter                    Quarter                 Quarter
                             Ended                      Ended                      Ended                   Ended
                       February 28, 1997             May 31, 1997             August 31, 1997        November 30, 1997
                       _________________        ____________________        __________________    ____________________
High                          $9 3\8                    $9 1\4                     $9 5\8                   $9 9\16
Low                            8 7\8                     8 7\8                      9 1\8                    9 1\16
Close                          9 3\8                      9 1\8                      9 7\16                   9 9\16
PERCENTAGE GAIN based on change in Market Price*
June 24, 1988 (commencement of operations) through November 30, 1997...........                              88.55%
December 1, 1992 through November 30, 1997.....................................                              26.18
December 1, 1996 through November 30, 1997.....................................                              11.32
March 1, 1997 through November 30, 1997........................................                               8.26
June 1, 1997 through November 30, 1997.........................................                               8.99
September 1, 1997 through November 30, 1997....................................                               3.33
NET ASSET VALUE PER SHARE
               June 24, 1988 (commencement of operations)...........                $11.11
               November 30, 1996....................................                 10.76
               February 28, 1997....................................                 10.57
               May 31, 1997.........................................                 10.46
               August 31, 1997......................................                 10.60
               November 30, 1997....................................                 10.81
PERCENTAGE GAIN based on change in Net Asset Value*
June 24, 1988 (commencement of operations) through November 30, 1997...........                             130.22%
December 1, 1992 through November 30, 1997.....................................                              53.25
December 1, 1996 through November 30, 1997.....................................                               9.65
March 1, 1997 through November 30, 1997........................................                               8.54
June 1, 1997 through November 30, 1997.........................................                               7.48
September 1, 1997 through November 30, 1997....................................                               4.00
*With dividends reinvested.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS                                                                               NOVEMBER 30, 1997
                                                                                                Principal
Bonds and Notes-95.7%                                                                             Amount                Value
_______________________________________________________________________________                ____________         ____________
      Banking and Finance-4.1%     American International Group,
                                      Bonds, 11.70%, 2001..................                    $  1,734,004(a)      $  2,111,149
                                   Credit Local de France,
                                      Bonds, 9 5\8%, 2000...................                         702,198(b)           773,735
                                   KfW International Finance,
                                      Gtd. Bonds, 6%, 1999.................                       1,175,272(c)         1,303,084
                                   Societe Nationale des Chemins de fer
                                      Francais, Sr. Bonds, 5 1\4%, 2005........                    2,102,165(d)         2,299,769
                                                                                                                    ____________
                                                                                                                       6,487,737
                                                                                                                    ____________
      Foreign-.6%                  Power Finance, Ltd.
                                      Notes, 7 1\2%, 2009...................                       1,000,000(e)           862,500
                                                                                                                    ____________
      Foreign/
         Governmental-32.5%        Belgium Kingdom Bonds:
                                      7 3\4%, 2000..........................                       2,195,450(f)         2,378,331
                                       9%, 2003.............................                      1,646,587(f)         1,934,411
                                   Canada Government Bonds:
                                      9 3\4%, 2000..........................                       1,404,396(b)         1,584,636
                                      8 3\4%, 2005..........................                      1,404,396(b)         1,695,401
                                   Federative Republic of Brazil,
                                      Bonds, 10 1\8%, 2027..................                       3,000,000            2,677,501
                                   France O.A.T., Deb.:
                                      8 1\2%, 2003..........................                       2,199,476(g)         2,553,592
                                      8 1\2%, 2023..........................                       1,607,309(g)         2,136,436
                                   German Unity Bonds,
                                      8 3\4%, 2001..........................                       2,830,456(h)         3,202,661
                                   Kingdom of Denmark Bonds,
                                      7%, 2007.............................                       1,487,232(i)         1,605,615
                                   Republic of Austria, Deb.:
                                      6 1\4%, 2003..........................                       3,290,762(c)         4,166,927
                                      7 1\4%, 2007..........................                       5,660,911(h)         6,309,085
                                   Republic of Colombia, Notes,
                                      8 3\8%, 2027..........................                       3,000,000            2,755,386
                                   Spain Government, Deb.:
                                     12 1\4%, 2000.........................                       2,678,811(j)         3,101,660
                                     10.30%, 2002.........................                       2,678,811(j)         3,211,224
                                     10%, 2005............................                       2,678,811(j)         3,373,292
                                   Sweden Government, Deb.,
                                      6%, 2005.............................                       2,845,318(k)         2,813,934
                                   United Kingdom Gilt Edged Securities:
                                     10 1\2%, 1999.........................                         843,900(l)           881,348
                                      9 1\2%, 2005..........................                       1,181,460(l)         1,369,755
                                      9%, 2011.............................                       1,350,240(l)         1,650,246
                                   United Mexican States, Global Bonds,
                                     11 1\2%, 2026.........................                       1,000,000            1,160,000
                                   Venezuela Global Bonds,
                                      9 1\4%, 2027..........................                       1,000,000              881,500
                                                                                                                    ____________
                                                                                                                      51,442,941
                                                                                                                    ____________

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 NOVEMBER 30, 1997
                                                                                                Principal
Bonds and Notes (continued)                                                                       Amount                Value
_______________________________________________________________________________                ____________         ____________
      Foreign/
        Supranational-4.5%         European Investment Bank, Notes:
                                      12 3\4%, 2000.........................                    $  2,312,005(a)      $  2,664,585
                                      12.20%,  2003.........................                       3,468,007(a)         4,473,729
                                                                                                                    ____________
                                                                                                                       7,138,314
                                                                                                                    ____________
      Publishing/
        Newspapers-.6%             A.H. Belo,
                                      Sr. Notes, 6 7\8%, 2002...............                       1,000,000            1,011,315
                                                                                                                    ____________
      U.S. Government
             Agencies-31.3%        Federal Farm Credit, Real Yield Securities,
                                      3%, 2/14/2002........................                       1,000,000(m)           978,560
                                   Federal Home Loan Banks,
                                      Bonds, 5.975%, 11/6/2002.............                      12,500,000           12,423,911
                                   Federal Home Loan Mortgage Corp.:
                                      Gtd. REMIC Pass-Through Ctfs.,
                                        Ser. 51, Cl. E, 10%, 7/15/2020                            8,431,942            9,219,802
                                      REMIC Trust, Pass-Through Ctfs.
                                         (Collateralized by FHLMC Pass-Through
                                         Ctfs.):
                                        Ser. 1611, Cl. L, 7%, 11/15/2023
                                           (Interest Only Obligation)                             5,000,000(n)         2,081,250
                                        Ser. 1978, Cl. PJ, 7%, 3/15/2026
                                           (Interest Only Obligation)                             5,130,500(n)         2,198,099
                                   Federal National Mortgage Association :
                                      8%, 12/1/2025........................                       1,723,036            1,785,496
                                      Gtd. REMIC Pass-Through Ctfs.,
                                        Ser. 1988-16, Cl. B., 9 1\2%, 6/25/2018.                   4,270,476            4,570,477
                                   Government National Mortgage Association I,
                                      10%, 5/15/1998.......................                           4,922                5,033
                                   U.S. Government Gtd. Development,
                                      Participation Ctfs.
                                      (Gtd. by U.S. Small Business Administra-
                                       tion):
                                        Ser 1994-20K,Cl. 1, 8.65%, 11/1/2014...                   5,226,750            5,726,794
                                        Ser 1994-20L,Cl. 1, 8.40%, 12/1/2014...                   8,139,789            8,906,396
                                        Ser 1997-20J,Cl. 1, 6.55%, 10/1/2017...                   1,711,000            1,720,821
                                                                                                                    ____________
                                                                                                                      49,616,639
                                                                                                                    ____________
     U.S. Government-22.1%         U.S. Treasury Bonds:
                                      6 1\8%, 11/15/2027....................                       6,500,000(o)         6,574,141
                                     10 5\8%, 8/15/2015....................                       5,000,000            7,432,032
                                     10 3\4%, 8/15/2005....................                       2,150,000            2,783,578
                                   U.S. Treasury Notes,
                                      6 1\8%, 8/15/2007.....................                      17,800,000           18,150,438
                                                                                                                    ____________
                                                                                                                      34,940,189
                                                                                                                    ____________
                                   TOTAL BONDS AND NOTES
                                      (cost $155,489,670)..................                                         $151,499,635
                                                                                                                    ============

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                      NOVEMBER 30, 1997
Options-.4%                                                                                     Contracts              Value
_______________________________________________________________________________                ____________         ____________
      Call Options;                U.S. Treasury Bonds, 6 3\8%, 8/15/2027,
                                      October '98 @$102.9375...............                              50         $    234,050
                                   U.S. Treasury Notes, 6 1\8%, 8/15/2007,
                                      October '98 @$101.25.................                             200              459,400
                                                                                                                   _____________
                                   TOTAL OPTIONS
                                      (cost $600,000)......................                                         $    693,450
                                                                                                                    ============
                                                                                                Principal
Short-Term Investments-3.7%                                                                      Amount
_______________________________________________________________________________                ____________
      U.S. Government
             Agencies-.8%          Federal Home Loan Mortgage,
                                      5.63%, 12/1/1997.....................                    $  1,254,000         $  1,254,000
                                                                                                                    ____________
      U.S. Treasury Bills-2.9%       4.94%, 12/11/1997.......................                     1,413,000            1,410,626
                                     4.93%, 12/18/1997......................                      1,112,000(p)         1,109,820
                                     4.92%, 1/8/1998........................                        216,000              214,782
                                     5.13%, 2/19/1998.......................                      1,845,000(p)         1,823,672
                                                                                                                    ____________
                                                                                                                       4,558,900
                                                                                                                    ____________
                                   TOTAL SHORT-TERM INVESTMENTS
                                      (cost $5,813,311)....................                                         $  5,812,900
                                                                                                                    ============
TOTAL INVESTMENTS (cost $161,902,981).......................................                           99.8%        $158,005,985
                                                                                                      =====         ============
CASH AND RECEIVABLES (NET)..................................................                             .2%        $    321,882
                                                                                                      =====         ============
NET ASSETS..................................................................                          100.0%        $158,327,867
                                                                                                      =====         ============
Notes to Statement of Investments:
______________________________________________________________________________
  (a)      Converted to U.S. Dollars from Italian Lire.
  (b)      Converted to U.S. Dollars from Canadian Dollars.
  (c)      Converted to U.S. Dollars from Japanese Yen.
  (d)      Converted to U.S. Dollars from Swiss Francs.
  (e)      Security exempt from registration under Rule 144A of the
 Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November
 30, 1997 this security amounted to $862,500 or .5% of net assets.
  (f)      Converted to U.S. Dollars from Belgian Francs.
  (g)      Converted to U.S. Dollars from French Francs.
  (h)      Converted to U.S. Dollars from German Deutsche Marks.
  (i)      Converted to U.S. Dollars from Danish Krone.
  (j)      Converted to U.S. Dollars from Spanish Pesetas.
  (k)      Converted to U.S. Dollars from Swedish Krona.
  (l)      Converted to U.S. Dollars from British Pounds.
  (m)      Variable rate security-base interest rate shown-adjustment to interest rate linked to the Consumer Price Index.
  (n)      Notional face amount shown.
  (o)      Purchased on a forward commitment basis.
  (p)      Partially held by the custodian in a segregated account as collateral for open Financial Futures positions.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF OPTIONS WRITTEN                                                                         NOVEMBER 30, 1997
Call Options
____________
Issuer:                                                                                          Contracts              Value
_______                                                                                        ____________         ____________
U.S. Treasury Bonds, 6 3\8%, 8/15/2027, October '98 @$108.4375............                                50             $134,350
U.S. Treasury Notes, 6 1\8%, 8/15/2007, October '98 @$104.375.............                               200              233,200
                                                                                                                    ____________
    (Premiums received $300,000).........................................                                               $367,550
                                                                                                                    ============
Put Options
___________
Issuer                                                                                          Contracts
______                                                                                         ____________
U.S. Treasury Bonds, 6 3\8%, 8/15/2027, October '98 @$95.25...............                                50             $ 82,700
U.S. Treasury Notes, 6 1\8%, 8/15/2007, October '98 @$96.15625............                               200              143,200
                                                                                                                    ____________
    (Premiums received $300,000).........................................                                               $225,900
                                                                                                                    ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF FINANCIAL FUTURES                                                          NOVEMBER 30, 1997

                                                                                                                 Unrealized
                                                                         Market Value                           Appreciation
                                                                           Covered                             (Depreciation)
Financial Futures Long                                    Contracts      by Contracts      Expiration            at 11/30/97
___________________                                     _____________   _____________     _____________         _____________
Australian 10yr Bonds........................                 43          $4,284,344       December '97            $(59,041)
Municipal 30yr Bonds.........................                 21           2,556,750          March '98               9,625
Swiss Government 10yr Bonds..................                  3             243,358       December '97               2,922
United Kingdom 15yr Gilt.....................                  7             704,717          March '98               2,320
U.S. Treasury 30yr Bonds.....................                 25           2,979,688       December '97                 781
                                                                                                                   ________
                                                                                                                   $(43,393)
                                                                                                                   ========
                                                                         Market Value                            Unrealized
                                                                           Covered                             (Depreciation)
Financial Futures Short                                   Contracts      by Contracts      Expiration            at 11/30/97
___________________                                     _____________   _____________     _____________         ___________
U.S. Treasury 30yr Bonds.....................                 21          $2,499,656          March '98             $(3,718)
                                                                                                                    =======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                      NOVEMBER 30, 1997
                                                                                                    Cost                 Value
                                                                                               ____________         ____________
ASSETS:               Investments in securities-See Statement of Investments..                 $161,902,981         $158,005,985
                      Receivable for investment securities sold..                                                     16,380,758
                      Interest receivable........................                                                      4,024,364
                      Receivable for futures variation margin-Note 3(a)......                                             23,482
                      Prepaid expenses and other assets..........                                                         10,771
                                                                                                                    ____________
                                                                                                                     178,445,360
                                                                                                                    ____________
LIABILITIES:          Due to The Dreyfus Corporation.............                                                         95,358
                      Cash overdraft due to Custodian............                                                      3,675,155
                      Payable for investment securities purchased........                                             15,521,487
                      Net unrealized (depreciation) on forward
                        currency exchange contracts-Note 3(a).......                                                     105,262
                      Outstanding options written, at value
                        (premiums received $600,000)
                           -see Statement of Options Written..........                                                   593,450
                      Accrued expenses...........................                                                        126,781
                                                                                                                    ____________
                                                                                                                      20,117,493
                                                                                                                    ____________
NET ASSETS..................................................................                                        $158,327,867
                                                                                                                    ============
REPRESENTED BY:       Paid-in capital............................                                                   $161,164,920
                      Accumulated undistributed investment income-net                                               $  6,480,990
                      Accumulated net realized gain (loss) on investments,
                        foreign currency transactions and forward currency
                        exchange contracts                                                                            (5,275,223)
                      Accumulated net unrealized appreciation (depreciation) on
                        investments, options written and foreign currency
                        transactions [including ($47,111) net unrealized
                        (depreciation) on financial futures)-Note 3(b).........                                       (4,042,820)
                                                                                                                    ____________
NET ASSETS..................................................................                                        $158,327,867
                                                                                                                    ============
SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized).............                                          14,640,617
NET ASSET VALUE per share...................................................                                              $10.81
                                                                                                                          ======
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF OPERATIONS                                                                         YEAR ENDED NOVEMBER 30, 1997
INVESTMENT INCOME
INCOME                Interest Income............................                                                    $11,460,731
EXPENSES:             Management fee-Note 2(a)...................                              $  1,084,015
                      Shareholder servicing costs................                                    71,104
                      Shareholders' reports......................                                    65,351
                      Professional fees..........................                                    58,592
                      Directors' fees and expenses-Note 2(b).....                                    57,980
                      Custodian fees.............................                                    56,857
                      Registration fees..........................                                    20,217
                      Miscellaneous..............................                                    14,450
                                                                                               ____________
                         Total Expenses.........................                                                       1,428,566
                                                                                                                    ____________
INVESTMENT INCOME-NET.......................................................                                          10,032,165
                                                                                                                    ____________
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                      Net realized gain (loss) on investments and foreign
                        currency transactions (including options transactions).                $  1,280,371
                      Net realized gain (loss) on financial futures                                 488,187
                      Net realized gain (loss) on forward currency
                        exchange contracts.....................                                   9,945,770
                                                                                               ____________
                           Net Realized Gain (Loss).............                                                      11,714,328
                      Net unrealized appreciation (depreciation) on
                        investments, options written and foreign currency
                        transactions [including ($99,465) net unrealized
                        (depreciation) on financial futures]..............                                            (8,903,962)
                                                                                                                    ____________
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......................                                           2,810,366
                                                                                                                    ____________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                         $12,842,531
                                                                                                                    ============
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                           Year Ended          Year Ended
                                                                                       November 30, 1997    November 30, 1996
                                                                                       __________________   __________________
OPERATIONS:
  Investment income-net...............................................                   $  10,032,165          $  10,583,833
  Net realized gain (loss) on investments.............................                      11,714,328              1,311,342
  Net unrealized appreciation (depreciation) on investments...........                      (8,903,962)               529,921
                                                                                         _____________          _____________
    Net Increase (Decrease) in Net Assets Resulting from Operations...                      12,842,531             12,425,096
                                                                                         _____________          _____________
DISTRIBUTIONS TO SHAREHOLDERS:
  From investment income-net..........................................                      (9,891,371)           (10,839,669)
  In excess of investment income-net..................................                      (2,150,539)              (140,794)
                                                                                         _____________          _____________
    Total Distributions...............................................                     (12,041,910)           (10,980,463)
                                                                                         _____________          _____________
      Total Increase (Decrease) in Net Assets.........................                         800,621              1,444,633
NET ASSETS:
  Beginning of Period.................................................                     157,527,246            156,082,613
                                                                                         _____________          _____________
  End of Period.......................................................                    $158,327,867           $157,527,246
                                                                                         =============          =============
Undistributed investment income (Distributions in excess of investment income)
  - net..............................................................                    $   6,480,990           $   (140,794)
                                                                                         _____________          _____________
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                     Six Months Ended
                                                            Year Ended November 30,    November 30,       Year Ended May 31,
                                                          __________________________                      ___________________
PER SHARE DATA:                                            1997       1996         1995       1994(1)     1994        1993
                                                          ______     ______      _______     _______     ______      ______
    Net asset value, beginning of period...               $10.76     $10.66      $ 9.85      $10.30      $11.03      $11.06
                                                          ______     ______      _______     _______     ______      ______
    Investment Operations:
    Investment income-net..................                  .69(2)     .72(2)      .71         .42         .89         .95
    Net realized and unrealized gain (loss)
      on investments.......................                  .18(2)     .13(2)      .82        (.44)       (.70)        .02
                                                          ______     ______      _______     _______     ______      ______
    Total from Investment Operations.......                  .87(2)     .85(2)     1.53        (.02)        .19         .97
                                                          ______     ______      _______     _______     ______      ______
    Distributions:
    Dividends from investment income-net...                 (.67)      (.74)       (.71)       (.28)       (.92)       (.91)
    Dividends in excess of investment income-net...         (.15)      (.01)       (.01)        -           -            -
    Dividends from net realized gain on investments           -          -           -          -           -          (.09)
    Dividends from paid-in-capital.........                   -          -           -         (.15)        -            -
                                                          ______     ______      _______     _______     ______      ______
    Total Distributions....................                 (.82)      (.75)       (.72)       (.43)       (.92)      (1.00)
                                                          ______     ______      _______     _______     ______      ______
    Net asset value, end of period.........               $10.81     $10.76      $10.66      $ 9.85      $10.30      $11.03
                                                          ======     ======      ======      ======      ======      ======
    Market value, end of period............               $ 9 9\16   $ 9 3\8     $ 9 1\8     $ 9 1\8     $   10      $11 1\2
                                                          ======     ======      ======      ======      ======      ======
TOTAL INVESTMENT RETURN (3)................                11.32%     11.37%       8.80%      (8.98%)(4)  (5.23%)      9.36%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......            .92%       .90%        .94%        .92%(4)     .89%        .88%
    Ratio of net investment income
      to average net assets................                 6.48%      6.91%       7.56%       8.28%(4)    8.18%       8.57%
    Portfolio Turnover Rate................               337.41%    328.37%      91.27%      65.21%(5)   22.76%      43.00%
    Net Assets, end of period (000's Omitted)......       158,328   $157,527    $156,083    $145,164    $154,140    $164,174
_________________________________
(1)    The Fund changed its fiscal year end from May 31 to November 30.
(2)    Based on average shares outstanding.
(3)    Calculated based on market value.
(4)    Annualized.
(5)    Not annualized.
SEE NOTES TO FINANCIAL STATEMENTS.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Strategic Governments Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified closed-end management investment company. The Fund's investment objective is to maximize current income to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Investment Adviser") serves as the Fund's investment adviser. The Investment Adviser is a direct subsidiary of Mellon Bank, N.A. ("Mellon"). Sinopia Asset Management serves as the Fund's sub-investment adviser.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (a) Portfolio valuation: Investments in securities (including options and financial futures, but excluding domestic-debt securities) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    Most domestic-debt securities (excluding short-term investments and U.S. Government obligations) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Domestic-debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other domestic-debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments (excluding U.S. Treasury Bills) are carried at amortized cost, which approximates value.
    (b) Foreign currency transactions: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and net short-term realized capital gain are normally declared and paid monthly. Dividends from net long-term realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. This may result in distributions that are
DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) in excess of investment income-net and net realized gain on a fiscal year basis. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    As of November 30, 1997, the Fund reclassified certain components of net assets. The reclassifications resulted in a net increase to accumulated undistributed investment income-net and an increase in accumulated net realized losses on investments and foreign currency transactions of $8,631,529. This reclassification was the result of permanent book to tax differences, primarily from foreign currency transactions. Net assets were not affected by these reclassifications.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective prices. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the Fund at the record date's net asset value on the payable date of the distribution. If net asset value per share is less than 95% of market value, shares will be issued by the Fund at 95% of market value. If the market price is lower than the net asset value per share on the record date, Mellon will purchase Fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing Fund shares in the open market, Fund shares outstanding will not be affected by this form of reinvestment.
    On November 26, 1997, the Board of Directors declared a cash dividend of $0.50 per share from investment income-net, payable on December 26, 1997 to shareholders of record as of the close of business on December 11, 1997. The dividend declared in November 1997 reflected an increase from the dividend of $0.0625 per share of common stock declared in October 1997. This increase was primarily due to income from realized gains on currency hedge positions.
    (e) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $5,233,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 1997. If not applied, $4,384,000 of the carryover expires in fiscal 2002, $18,000 expires in fiscal 2003 and $831,000 expires in fiscal 2004.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (a) Pursuant to a management agreement with the Investment Advisor, the management fee is computed at the annual rate of .70 of 1% of the value of the Fund's average weekly net assets and is payable monthly.
    Pursuant to a Sub-Investment Advisory Agreement between the Investment Advisor and Sinopia Asset Management, the sub-advisory fee is computed at the annual rate of .20 of 1% of the value of the Fund's average weekly net assets sub-advised by Sinopia Asset Management and is payable monthly by the Manager.
    The Fund compensates Mellon, an affiliate of the Investment Advisor, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended November 30, 1997, the Fund was charged $43,704 pursuant to the transfer agency agreement.
    (b) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $4,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    (a) The aggregate amount of purchases and sales of investment securities (including paydowns), excluding short-term securities, financial futures, forward currency exchange contracts and options written transactions, during the period ended November 30, 1997, amounted to $523,032,875 and $512,459,370, respectively.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    In addition, the following summarizes open forward currency exchange contracts at November 30, 1997:
                                                                                                                     Unrealized
                                                               Foreign Currency                                     Appreciation
Forward Currency Exchange Contracts                                 Amount            Proceeds         Value       (Depreciation)
___________________________________                            ________________     ___________     ___________     _____________
Sales:
_____
    Belgian Francs, expiring 12/18/97........                       170,000,000     $ 4,629,631     $ 4,670,458        $ (40,827)
    British Pounds, expiring 12/18/97........                         2,350,000       3,730,625       3,963,275         (232,650)
    Canadian Dollars, expiring 12/18/97......                         6,000,000       4,330,254       4,217,037          113,217
    Danish Krone, expiring 12/18/97..........                        11,350,000       1,677,505       1,689,717          (12,212)
    French Francs, expiring 12/18/97.........                        29,000,000       4,859,249       4,911,425          (52,176)
    German Deutsche Marks, expiring 12/18/97.                        17,500,000       9,856,378       9,916,700          (60,322)
    Italian Lire, expiring 12/18/97..........                    17,000,000,000       9,710,402       9,824,829         (114,427)
    Japanese Yen, expiring 12/18/97...........                      730,000,000       6,182,249       5,733,585          448,664
    Spanish Pesetas, expiring 12/18/97.......                     1,520,000,000      10,093,632      10,183,572         ( 89,940)
    Swedish Krona, expiring 12/18/97.........                        22,500,000       2,900,942       2,911,980          (11,038)
    Swiss Francs, expiring 12/18/97..........                         3,450,000       2,368,692       2,422,243          (53,551)
                                                                                                                      ___________
    Total....................................                                                                          $(105,262)
                                                                                                                      ===========

    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.
    In addition, the following table summarizes the Fund's call/put options written for the period ended November 30, 1997:

                                                                                                        Options Terminated
                                                                                                   __________________________
                                                                                                                      Net
                                                            Number of         Premiums                            Realized
                                                            Contracts         Received            Cost              Gain
                                                           ___________       ___________       ___________        _________
    OPTIONS WRITTEN:
    Contracts outstanding November 30, 1996.....               -             $    -
    Contracts written...........................              1,425           1,430,847
                                                              _____          __________
    Contracts terminated:
      Closed ...................................                650             640,097         $370,841          $269,256
      Expired...................................                275             190,750            -               190,750
                                                              _____          __________        __________         ________
          Total contracts terminated............                925             830,847         $370,841          $460,006
                                                                                                ========          ========
    Contracts outstanding November 30, 1997.....                500          $  600,000
                                                              =====          ==========

    The Fund may purchase and write (sell) put and call options in order to gain exposure to or protect against changes in the market.
    As a writer of call options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the
DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument increases between those dates. Contracts open at November 30, 1997 are set forth in the Statement of Options Written.
    As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the Fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the Fund would realize a loss, if the price of the financial instrument decreases between those dates. Contracts open at November 30, 1997 are set forth in the Statement of Options Written.
    The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments (see Statement of Financial Futures). Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at November 30, 1997, and their related unrealized appreciation (depreciation) are set forth in the Statement of Financial Futures.
    (b) At November 30, 1997, accumulated net unrealized depreciation on investments, financial futures, options written and forward currency exchange contracts was $4,042,820, consisting of $364,569 gross unrealized appreciation and $4,407,389 gross unrealized depreciation.
    At November 30, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
Shareholders and Board of Directors
Dreyfus Strategic Governments Income, Inc.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Governments Income, Inc., including the statements of investments, options written and financial futures, as of November 30, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Governments Income, Inc., at November 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          (Ernst & Young LLP SIGNATURE LOGO)

New York, New York
January 16, 1998


DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
    The Fund generally distributes net investment income and any net realized short-term capital gains monthly, and net realized long-term capital gains at least annually.
    Under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"), a shareholder who has Fund shares registered in his own name will have all distributions reinvested automatically by Mellon, as Plan agent (the "Agent"), in additional shares of the Fund's Common Stock at the lower of prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy shares of the Fund's Common Stock in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A shareholder who owns Fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividend distributions reinvested by his broker/dealer or other nominee in additional shares of the Fund if such service is provided by the broker/dealer or other nominee; otherwise such distributions will be treated like any other cash dividend.
    A shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be in writing, sent to Mellon Bank, N.A., c/o ChaseMellon Shareholder Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, should include the shareholder's name and address as they appear on the Agent's records and will be effective only if received more than fifteen days prior to the record date for any distribution.
    A Plan participant who has Fund shares registered in his name has the option of making additional cash payments to the Agent, semi-annually, in any amount from $100 to $500, for investment in the Fund's shares in the open market on or about January 15 and July 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Agent, and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A shareholder who owns Fund shares registered in street name should consult his broker/dealer to determine whether an additional cash purchase option is available through his broker/dealer.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.
    Plan participants pay an Agent's fee of $.50 per reinvestment of dividends and distributions, a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases and purchases from voluntary cash payments, and a $3.00 fee for each purchase made from a voluntary cash payment.
    The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.

DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
PROXY RESULTS (UNAUDITED)
    During the fiscal year ended November 30, 1997, stockholders voted on the following proposals presented at the annual stockholders' meeting held on
August 8, 1997. The description of each proposal and the number of shares voted are as follows:
                                                                                             Shares
                                                                          ------------------------------------------------
                                                                             For               Against          Abstained
                                                                          ----------          ---------        -----------

1.To consider a proposal to convert the Fund
from a closed-end investment company
to an open-end investment company..................                       3,241,719           4,116,033           502,057
2.To ratify the selection of Ernst & Young LLP
as independent auditors of the Fund................                      11,991,997             130,067           257,209

                                                                             For               Authority Withheld
                                                                         ----------           -------------------
3.To elect three Class I Directors:
    David W. Burke.................................                      11,577,183             802,090
    Jay I. Meltzer.................................                      11,568,933             810,340
    Daniel Rose....................................                      11,573,401             805,872

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC GOVERNMENTS INCOME, INC.
200 Park Avenue
New York, NY 10166

Directors
Joseph S. DiMartino, Chairman
David W. Burke
Diane Dunst
Rosalind Gersten Jacobs
Jay I. Meltzer
Daniel Rose
Warren B. Rudman
Sander Vanocur
Officers
President and Treasurer
    Marie E. Connolly
Vice President and Treasurer
    Michael S. Petrucelli
Vice President and Assistant Treasurer
    Richard W. Ingram
Vice President and Assistant Treasurer
    Mary A. Nelson
Vice President and Assistant Secretary
    Douglas C. Conroy
Vice President and Assistant Treasurer
    Joseph F. Tower, III
Portfolio Managers
    Kevin McClintock
    Gerald Thunelius
    Jean Charles Bertrand
    Michel-Andre Levy
    Thierry Mirabe
    Jacques Sikarov

Investment Adviser
The Dreyfus Corporation
Sub-Investment Adviser
Sinopia Asset Management
Custodian
The Bank of New York
Counsel
Stroock & Stroock & Lavan LLP
Transfer Agent,
Dividend Distribution Agent
and Registrar
Mellon Bank, N.A.
Stock Exchange Listing
NYSE Symbol: DSI
Initial SEC Effective Date
June 23, 1988

The Net Asset Value appears in the
following publications: Barron's, Closed-End Funds section under the heading "World Income Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Funds World Income Funds" every Monday;
New York Times, Business Section
under the heading "Closed-End
Funds World Income Funds"
every Sunday.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.


Registration Mark
[Dreyfus lion "d" logo]
DREYFUS STRATEGIC GOVERNMENTS
INCOME, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISOR
Sinopia Asset Management
66 Rue de la Chaussee d'Antin
Paris, France 75009
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
& REGISTRAR
Mellon Bank, N.A.
85 Challenger Road
Ridgefield Park, NJ 07660




Printed in U.S.A.                           854AR9711
Strategic
Governments
Income, Inc.
Annual Report
November 30, 1997
Registration Mark
[Dreyfus logo]